Exhibit 99.1

SI Financial Group, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on April 2, 2019.**

**Online**
Go to **www.envisionreports.com/SIFI** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SIFI**

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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### A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 1. Approval of the Agreement and Plan of Merger, dated as of December 11, 2018, by and between Berkshire Hills Bancorp, Inc. ("Berkshire") and SI Financial Group, Inc. (the "Company"), pursuant to which, among other things, the Company will merge with and into Berkshire. | ☐ | ☐ | ☐ |
| 2. An advisory (non-binding) proposal to approve compensation payable to the Company's named executive officers in connection with the merger. | ☐ | ☐ | ☐ |
| 3. Approval of one or more adjournments of the special meeting if necessary or appropriate to solicit additional proxies in favor of the approval of the merger agreement. | ☐ | ☐ | ☐ |

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON April 2, 2019The proxy statement, including the notice of the special meeting of stockholders, is available at http://www.edocumentview.com/SIFI.Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SIFIq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qREVOCABLE PROXY — SI FINANCIAL GROUP, INC. + SPECIAL MEETING OF STOCKHOLDERS — April 2, 2019, 9:00 a.m., Local Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Laurie L. Gervais and Lauren L. Murphy, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the SI Financial Group, Inc. which the undersigned is entitled to vote only at the special meeting of stockholders to be held on April 2, 2019 at 9:00 a.m., local time, at the Savings Institute Bank and Trust Company Financial Center, 579 North Windham Road, North Windham, Connecticut, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented at the special meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy also confers discretionary authority on the proxy holders to vote on matters incident to the conduct of the special meeting. The above signed acknowledges receipt from SI Financial Group, Inc. before the execution of this proxy, of a proxy statement for the special meeting of stockholders. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. For Against Abstain For Against Abstain 1. Approval of the Agreement and Plan of Merger, dated as of December 11, 2018, by and between Berkshire Hills Bancorp, Inc. (“Berkshire”) and SI Financial Group, Inc. (the “Company”), pursuant to which, among other things, the Company will merge with and into Berkshire. 3. Approval of one or more adjournments of the special meeting if necessary or appropriate to solicit additional proxies in favor of the approval of the merger agreement. For Against Abstain 2. An advisory (non-binding) proposal to approve compensation payable to the Company’s named executive officers in connection with the merger. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 4 0 5 3 3 3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON April 2, 2019 The proxy statement, including the notice of the special meeting of stockholders, is available at http://www.edocumentview.com/SIFI. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — SI FINANCIAL GROUP, INC. SPECIAL MEETING OF STOCKHOLDERS — April 2, 2019, 9:00 a.m., Local Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Laurie L. Gervais and Lauren L. Murphy, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the SI Financial Group, Inc. which the undersigned is entitled to vote only at the special meeting of stockholders to be held on April 2, 2019 at 9:00 a.m., local time, at the Savings Institute Bank and Trust Company Financial Center, 579 North Windham Road, North Windham, Connecticut, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented at the special meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting. This proxy also confers discretionary authority on the proxy holders to vote on matters incident to the conduct of the special meeting. The above signed acknowledges receipt from SI Financial Group, Inc. before the execution of this proxy, of a proxy statement for the special meeting of stockholders. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SI Financial Group, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 3
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ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on March 26, 2019.**

**Online**
Go to **www.envisionreports.com/SIFI** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SIFI**

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 1. Approval of the Agreement and Plan of Merger, dated as of December 11, 2018, by and between Berkshire Hills Bancorp, Inc. ("Berkshire") and SI Financial Group, Inc. (the "Company"), pursuant to which, among other things, the Company will merge with and into Berkshire. | ☐ | ☐ | ☐ |
| 2. An advisory (non-binding) proposal to approve compensation payable to the Company's named executive officers in connection with the merger. | ☐ | ☐ | ☐ |
| 3. Approval of one or more adjournments of the special meeting if necessary or appropriate to solicit additional proxies in favor of the approval of the merger agreement. | ☐ | ☐ | ☐ |

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

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Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SIFI qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. SAVINGS INSTITUTE BANK AND TRUST COMPANY PROFIT SHARING AND 401 (k) SAVINGS PLAN (“401 (k) PLAN”) VOTING INSTRUCTION CARD SI FINANCIAL GROUP, INC. SPECIAL MEETING OF STOCKHOLDERS April 2, 2019 I hereby direct Fidelity Management Trust Company (as trustee for SI Financial Group, Inc. Stock Fund in the 401 (k) Plan) to vote all shares of SI Financial Group, Inc. common stock credited to my 401 (k) Plan account at the SI Financial Group, Inc. Special Meeting of Stockholders, and at any and all adjournments or postponements, as set forth on the reverse.

1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. + + Proposals — The Board of Directors recommends A a vote FOR Proposals 1, 2 and 3. 1. Approval of the Agreement and Plan of Merger, dated as of December 11, 2018, by and between Berkshire Hills Bancorp, Inc. (“Berkshire”) and SI Financial Group, Inc. (the “Company”), pursuant to which, among other things, the Company will merge with and into Berkshire. 2. An advisory (non-binding) proposal to approve compensation payable to the Company’s named executive officers in connection with the merger. For Against Abstain Please sign exactly as name(s) appears hereon. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below 3. Approval of one or more adjournments of the special meeting if necessary or appropriate to solicit additional proxies in favor of the approval of the merger agreement. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Voting Instruction Card For Against Abstain For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 0 5 3 3 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/SIFI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SIFI Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on March 26, 2019. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SIFI q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. SAVINGS INSTITUTE BANK AND TRUST COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (“ESOP”) VOTING INSTRUCTION CARD SI FINANCIAL GROUP, INC. SPECIAL MEETING OF STOCKHOLDERS April 2, 2019 I hereby direct First Bankers Trust Services, Inc. (as trustee for the ESOP) to vote all shares of SI Financial Group, Inc. common stock allocated to my ESOP account at the SI Financial Group, Inc. Special Meeting of Stockholders, and at any and all adjournments or postponements, as set forth on the reverse.

Dear Participant: As a participant in the Savings Institute Bank and Trust Company Profit Sharing and 401(k) Savings Plan (the “401(k) Plan”) and/or the Savings Institute Bank and Trust Company Employee Stock Ownership Plan, as amended and restated (the “ESOP”), I am forwarding you the enclosed green 401(k) Plan and/or blue ESOP voting instruction cards to convey your 401(k) Plan voting instructions to Fidelity Management Trust Company and your ESOP voting instructions to First Bankers Trust Services, Inc. (collectively referred to in this letter as the “Trustee”) on the proposals to be presented at the Special Meeting of Stockholders of SI Financial Group Inc. (the “Company”) to be held on April 2, 2019. Also enclosed is a Proxy Statement for the Special Meeting of Stockholders. As a holder of Company common stock credited to you through the 401(k) Plan and/or allocated to you through the ESOP, you are entitled to direct the Trustee how to vote shares of Company common stock held in your plan account(s) as of February 19, 2019, the record date for the Special Meeting. If the Trustee does not receive your voting instructions by March 26, 2019, the Trustee will vote the shares of Company common stock held in your plan account(s) in the same proportion as shares for which the Trustee has received voting instructions from the other 401(k) Plan participants and/or ESOP participants, subject to the Trustee’s fiduciary duties. Please complete, sign and return the enclosed green and/or blue voting instruction cards in the postage-paid envelope provided by Computershare. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or the Savings Institute Bank and Trust Company. If you participate in several employer-sponsored stock-based benefit plans you may receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Sincerely, Rheo A. Brouillard President and Chief Executive Officer